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                                                                    EXHIBIT 99.2




October 26, 1998



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549



Dear Sir/Madam:

We have read the first two paragraphs of Item 4 included in the Form 8-K dated October 21, 1998 of PRT Funding Corp. and Pratt Casino Corporation filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,



/s/ Arthur Andersen LLP



Copy to:
Edward T. Pratt, Jr., PRT Funding Corporation